Exhibit 99.1

Capitol Investment Corp. IV Prices Offering of $475 Million of 10% Senior Secured Second Lien Notes

WASHINGTON D.C. and FORT WAYNE, INDIANA, July 26, 2019 – In anticipation of the previously announced proposed business combination (the “proposed business combination”) of Nesco Holdings I, Inc. (“Nesco”) with and into a subsidiary of Capitol Investment Corp. IV (NYSE: CIC; “Capitol”), Capitol Investment Merger Sub 2, LLC, the indirect subsidiary of Capitol (the “Issuer”) announced today that it priced an offering of $475 million aggregate principal amount of 10% senior secured second lien notes due 2024 (the “Notes”). The sale of the Notes is expected to be consummated on or about July 31, 2019, subject to customary closing conditions. The net proceeds from the offering of the Notes, together with borrowings under a new asset-based lending facility to be entered into by the Issuer, as well as at least $200 million of cash equity contributions, will be used to fund the proposed business combination-related transactions, to refinance Nesco’s existing indebtedness and to pay related fees and expenses.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and, unless so registered, may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons absent registration or pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This notice is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Forward Looking Statements

This press release includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Capitol’s or Nesco’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in this press release. All forward-looking statements attributable to Capitol, Nesco or persons acting on their behalf are expressly qualified in their entirety by the foregoing cautionary statements. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the transactions contemplated by the proposed business combination between Capitol and Nesco (the “proposed business combination”), including descriptions of the equity and debt financing transactions (including the Notes offering) contemplated in connection with the consummation of the proposed business combination; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following redemptions by Capitol stockholders; the ability to meet the NYSE’s listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; the inability to enter into or complete the proposed transaction governed by the non-binding letter of intent; the inability to recognize the anticipated benefits of the transaction contemplated by the non-binding letter of intent; Nesco’s ability to execute on its plans to develop and market new products and the timing of these development programs; Nesco’s estimates of the size of the markets for its solutions; the rate and degree of market acceptance of Nesco’s solutions; the success of other competing technologies that may become available; Nesco’s ability to identify and integrate acquisitions; the performance and security of Nesco’s services; potential litigation involving Capitol or Nesco; and general economic and market conditions impacting demand for Nesco’s services. Other factors include the possibility that the proposed transaction does not close, including due to the failure to satisfy certain closing conditions, or the failure of other closing conditions. Neither Capitol nor Nesco undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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